                                                           Exhibit 4.1
                                                           (front)

                                  [LOGO]

     NUMBER                                                          SHARES

                        SCRIPTGEN PHARMACEUTICALS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                 35,000,000 AUTHORIZED SHARES $.01 PAR VALUE

                                                           CUSIP 811078 10 4
                                                              SEE REVERSE
                                                        FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is The Owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF $.01 PAR VALUE COMMON STOCK OF

                        SCRIPTGEN PHARMACEUTICALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

    IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:


/s/ Karen A. Hamlin                                     /s/ Mark T. Weedon

                                    [SEAL]

Karen A. Hamlin, Secretary                        Mark T. Weedon, President and
                                                    Chief Executive Officer


COUNTERSIGNED AND REGISTERED:
       American Securities Transfer & Trust, Inc.
                    P.O. Box 1596
               Denver, Colorado  80201

By
   --------------------------------------------------
   Transfer Agent & Registrar Authorized Signature


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                                                           Exhibit 4.1
                                                           (back)

                        SCRIPTGEN PHARMACEUTICALS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT--_____ Custodian______
TEN ENT -- as tenants by the entireties                    (Cust)        (Minor)
JT TEN  -- as joint tenants with right       under Uniform Gifts to Minors
            of survivorship and not as        Act ______________
            tenants in common                        (State)

    Additional abbreviations may also be used though not in the above list.

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For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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     /                   /
     --------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                              attorney-in-fact
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to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
      -----------------------

                        ------------------------------------------------------

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                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                CHANGE WHATSOEVER.


Signature Guaranteed:

-----------------------------
The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.